                                                                    Exhibit 10.1




                           ORBITAL IMAGING CORPORATION


                                  $150,000,000

                          11 5/8% SENIOR NOTES DUE 2005
                                  WITH WARRANTS



                               PURCHASE AGREEMENT

                                FEBRUARY 20, 1998




                            BEAR, STEARNS & CO. INC.

     MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

                      NATIONSBANC MONTGOMERY SECURITIES LLC

                           ORBITAL IMAGING CORPORATION


$150,000,000
11 5/8% Senior Notes due 2005
with Warrants


PURCHASE AGREEMENT

February 20, 1998
New York, New York

BEAR, STEARNS & CO. INC.
MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER
  & SMITH INCORPORATED
NATIONSBANC MONTGOMERY SECURITIES LLC
c/o Bear, Stearns & Co. Inc.
245 Park Avenue
New York, New York 10167

Ladies & Gentlemen:

      Orbital Imaging Corporation, a Delaware corporation (the "Company"), proposes to issue and sell to Bear, Stearns & Co. Inc., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and NationsBanc Montgomery Securities LLC (together, the "Initial Purchasers") 150,000 units (the "Units") consisting of $150,000,000 in aggregate principal amount of 11 5/8% Senior Notes due 2005 (the "Notes") and warrants (the "Warrants") to purchase an aggregate of 1,312,746 shares (the "Warrant Shares") of common stock, $.01 par value, of the Company (the "Common Stock"), subject to the terms and conditions set forth herein. Each Unit will consist of $1,000 principal amount of Notes and one Warrant. The Notes will be issued pursuant to an indenture (the "Indenture"), to be dated the Closing Date (as defined), between the Company and Marine Midland Bank, as trustee (the "Trustee"). The Warrants will be issued pursuant to a warrant agreement (the "Warrant Agreement") to be dated the Closing Date, between the Company and Marine Midland Bank, as warrant agent (the "Warrant Agent"). The Notes and the Warrants will not trade separately until the earliest of (i) 90 days from the date of issuance, (ii) such date as the Initial Purchasers may, in their discretion, deem appropriate, (iii) in the event a Change of Control occurs, the date the Company mails notice thereof to the holders of the Notes, (iv) the date on which the Exchange Offer is consummated (such date, the "Separation Date") and (v) the effective date of the Shelf Registration Statement. The Units, the Notes and the Warrants are collectively referred to herein as the "Securities." Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Indenture.

      1. Issuance of Securities. The Company proposes, upon the terms and subject to the conditions set forth herein, to issue and sell to the Initial Purchasers 150,000 Units consisting of $150,000,000 in aggregate principal amount of Notes and Warrants to purchase an aggregate of 1,372,746 shares of Common Stock. The Notes issuable in exchange therefor are collectively referred to herein as the "Exchange Notes."

      Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act of 1933, as amended (the "Act"), the Units, the Notes, the Warrants and the Warrant Shares (and all securities issued in exchange therefor or in substitution thereof) shall bear the following legend:

      THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF ORBITAL IMAGING CORPORATION AND ITS SUCCESSORS ("THE COMPANY") THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A PERSON THAT IS NOT A U.S. PERSON (AS DEFINED IN RULE 902 UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, (d) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE AND WARRANT AGENT A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE UNITS, NOTES AND WARRANTS (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE OR WARRANT AGENT) OR (e) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY OR TRUSTEE, REGISTRAR OR TRANSFER AGENT FOR THE SECURITIES SO REQUESTS), (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

      2. Offering. The Units will be offered and sold to the Initial Purchasers pursuant to an exemption from the registration requirements under the Act. The Company has prepared a preliminary offering memorandum, dated February 5, 1998 (the "Preliminary Offering Memorandum"), and a final offering memorandum, dated February 23, 1998 (the "Offering Memorandum"), relating to the Company, the Units, the Notes and the Warrants.

      The Initial Purchasers have advised the Company that the Initial Purchasers will make offers (the "Exempt Resales") of the Units on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons whom the Initial Purchasers reasonably believe to be "qualified institutional buyers," as defined in Rule 144A under the Act ("QIBs") and (ii) non-U.S. persons outside the United States in reliance upon Regulation S ("Regulation S") under the Act (each, a "Regulation S Investor"). The QIBs and the Regulation S Investors are collectively referred to herein as the "Eligible Purchasers." The Initial Purchasers will offer the Units to such Eligible Purchasers initially at the price set forth herein. Such price may be changed at any time without notice.

      Holders (including subsequent transferees) of the Notes will have the registration rights set forth in the registration rights agreement relating thereto (the "Registration Rights Agreement") in the form agreed to by the Company and the Initial Purchasers, and holders (including subsequent transferees) of the Warrants will have the registration rights set forth in the registration rights agreement relating thereto (the "Warrant Registration Rights Agreement"), in each case, to be dated the Closing Date, in the form agreed to by the Company and the Initial Purchasers, for so long as such Notes, Warrants or any Warrant Shares constitute "Transfer Restricted Securities" (as defined in each such agreement, respectively). Pursuant to the Registration Rights Agreement, the Company


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
will agree to file with the Securities and Exchange Commission (the "Commission"), under the circumstances set forth therein, (i) a registration statement under the Act (the "Exchange Offer Registration Statement") relating to the Exchange Notes to be offered in exchange for the Notes (the "Exchange Offer") and (ii) a shelf registration statement pursuant to Rule 415 under the Act (the "Shelf Registration Statement") relating to the resale by certain holders of the Notes, and to use its best efforts to cause such registration statements to be declared effective and consummate the Exchange Offer. Pursuant to the Warrant Registration Rights Agreement, the Company will agree to file with the Commission, under the circumstances set forth therein, shelf registration statements pursuant to Rule 415 under the Act (the "Warrant Shelf Registration Statements;" each of the Warrant Shelf Registration Statement, the Exchange Offer Registration Statement and the Shelf Registration Statement, a "Registration Statement") relating to the resale by certain holders of the Warrants and the Warrant Shares, and to use its best efforts to cause such Warrant Shelf Registration Statement to be declared effective.

      The Company will use a portion of the net proceeds from the sale of the Units to purchase a portfolio of Government Securities pursuant to the Pledge Agreement (the "Pledged Securities") in an amount sufficient to provide for payment in full of the first four scheduled interest payments due on the Notes. The Pledged Securities will be pledged as security for the benefit of the Initial Purchasers and other holders of the Notes (including subsequent transferees) pursuant to the Pledge Agreement, in the form agreed to by the Company and the Initial Purchasers.

      This Agreement, the Notes, the Units, the Warrant Agreement, the Warrant Shares, the Indenture and the Registration Rights Agreements, are hereinafter sometimes referred to collectively as the "Operative Documents."

      3. Purchase, Sale and Delivery. (a) On the basis of the representations, warranties and covenants contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell to each Initial Purchaser, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Company, that amount of Units set forth opposite its name on Schedule I hereto. The aggregate purchase price for the Units will be $145,500,000.

            (b) Delivery of the Units shall be made, against payment of the purchase price therefor, at the offices of Fried, Frank, Harris, Shriver & Jacobson, 1001 Pennsylvania Avenue, N.W., Washington, D.C. or such other location as may be mutually acceptable. Such delivery and payment shall be made at 10:00 a.m., New York City time, on February 25, 1998 or at such other time as shall be agreed upon by the Initial Purchasers and the Company. The time and date of such delivery and payment are herein called the "Closing Date."

            (c) Units sold to Regulation S Investors will initially be represented by one or more permanent Notes and one or more permanent Warrants, each in global form without interest coupons (a "Regulation S Global Note" and a "Regulation S Global Warrant," respectively, and together constituting one or more "Regulation S Global Units") registered in the name of Cede & Co., as nominee of the Depository Trust Company ("DTC"), for the accounts of the Euroclear System ("Euroclear") and Cedel Bank, societe anonyme ("Cedel"), having an aggregate amount corresponding to the aggregate amount of the Units sold to Regulation S Investors. Units sold to QIBs will be represented by one or more permanent Notes and one or more permanent Warrants, each in global form without interest coupons (a "Restricted Global Note" and a "Restricted Global Warrant," respectively, and together constituting one or more "Restricted Global Units") registered in the name of Cede & Co., as nominee of DTC, having an aggregate amount corresponding to the aggregate amount of the Units sold to QIBs. The Global Units shall be delivered by the Company to the Initial Purchasers (or as the Initial Purchasers direct), against payment by the Initial Purchasers of the purchase price therefor, by wire transfer of immediately available funds to an account specified by the Company or as the Company may direct in writing, provided that the Company shall give at least two business days' prior written notice to the Initial Purchasers of the information required to effect such wire transfers. The Global Units, Global Notes and Global Warrants shall be made available to the Initial Purchasers for inspection not later than 9:30 a.m., New York City time, on the business day immediately preceding the Closing Date.

      4. Agreements of the Company. The Company covenants and agrees with the Initial Purchasers as follows:

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            (a) To advise the Initial Purchasers promptly and, if requested by the Initial Purchasers, confirm such advice in writing of; (i) the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority; and (ii) the happening of any event that, in the reasonable opinion of either counsel to the Company or counsel to the Initial Purchasers, makes any statement of a material fact made in the Preliminary Offering Memorandum or the Offering Memorandum untrue or that requires the making of any additions to or changes in the Preliminary Offering Memorandum or the Offering Memorandum in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Company shall use its best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any Securities under any state securities or Blue Sky laws and, if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption of any Securities under any state securities or Blue Sky laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

            (b) To furnish the Initial Purchasers and those persons identified by the Initial Purchasers to the Company, without charge, as many copies of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments or supplements thereto, as the Initial Purchasers may reasonably request. The Company consents to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto required pursuant hereto, by the Initial Purchasers in connection with Exempt Resales.

            (c) Not to amend or supplement the Preliminary Offering Memorandum or the Offering Memorandum prior to the Closing Date unless the Initial Purchasers shall previously have been advised thereof and shall not have reasonably objected thereto within a reasonable time after being furnished a copy thereof. The Company shall promptly prepare, upon the Initial Purchasers' request, any amendment or supplement to the Preliminary Offering Memorandum or the Offering Memorandum that may be necessary or advisable in connection with Exempt Resales.

            (d) If, after the date hereof and prior to consummation of any Exempt Resale, any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of either counsel to the Company or counsel to the Initial Purchasers, it becomes necessary or advisable to amend or supplement the Preliminary Offering Memorandum or Offering Memorandum in order to make the statements therein, in the light of the circumstances in which they were made, not misleading, or if it is necessary or advisable to amend or supplement the Preliminary Offering Memorandum or Offering Memorandum to comply with applicable law, (i) notify the Initial Purchasers and (ii) forthwith to prepare an appropriate amendment or supplement to such Offering Memorandum so that the statements therein as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that such Offering Memorandum will comply with applicable law.

            (e) To cooperate with the Initial Purchasers and counsel to the Initial Purchasers in connection with the qualification or registration of the Units, the Notes and the Warrants under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may reasonably request and to continue such qualification in effect so long as required for the Exempt Resales; provided, however, that the Company shall not be required in connection therewith to register or qualify as a foreign corporation where it is not now qualified or to take any action that would subject it to service of process in suits or taxation, in each case, other than as to matters and transactions relating to the Preliminary Offering Memorandum, the Offering Memorandum or Exempt Resales, in any jurisdiction where it is not now so subject.

            (f) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, to pay all costs, expenses, fees and taxes incident to the performance of the obligations of the Company hereunder, including in connection with: (i) the preparation, printing, filing and distribution of the Preliminary Offering Memorandum and the Offering Memorandum (including, without limitation, financial statements) and all amendments and supplements thereto required pursuant hereto, (ii) the issuance, transfer and delivery by the Company of the Securities to the Initial Purchasers, (iii) the qualification or registration of the Securities for offer and sale under the securities or blue sky laws of the several states (including, without limitation, the cost of preparing, printing and mailing a preliminary and final blue sky memorandum and the reasonable fees and disbursements of counsel to the Initial Purchasers relating thereto), (iv) furnishing such copies of the Preliminary Offering Memorandum and the Offering Memorandum, and all amendments and supplements thereto, as may be requested for use in connection with Exempt Resales, (v) the preparation of certificates for the Securities (including, without limitation, printing and engraving thereof), (vi) the fees, disbursements and expenses of the Company's counsel and accountants, (vii) all expenses and listing fees in connection with the application for quotation of the Securities in the National Association of Securities Dealers, Inc. ("NASD") Automated Quotation System - PORTAL ("PORTAL"), (viii) all fees and expenses (including fees and expenses of counsel to the Company) of the Company in connection with the approval of the Securities by DTC for "book-entry" transfer, (ix) the rating of the Securities by rating agencies, (x) the reasonable fees and expenses of the Trustee and its counsel in connection with the Indenture and the Notes, (xi) the reasonable fees and expenses of the Warrant Agent and its counsel in connection with the Warrant Agreement and the Warrants, (xii) the performance by the Company of its other obligations under this Agreement and the other Operative Documents and (xiii) "roadshow" travel and other expenses incurred in connection with the marketing and sale of the Units, the Notes and the Warrants.

            (g) To use the proceeds from the sale of the Units in the manner described in the Offering Memorandum under the caption "Use of Proceeds."

            (h) Not to voluntarily claim, and to resist actively any attempts to claim, the benefit of any usury laws against the holders of any Securities.

            (i) To do and perform all things required to be done and performed under this Agreement by it prior to or after the Closing Date and to satisfy all conditions precedent on its part to the delivery of the Units.

            (j) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Units in a manner that would require the registration under the Act of the sale to the Initial Purchasers, or the Eligible Purchasers, of the Units, the Notes or the Warrants or to take any other action that would result in the Exempt Resales not being exempt from registration under the Act.

            (k) For so long as any of the Securities remain outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to make available to any beneficial owner of Units, Notes or Warrants in connection with any sale thereof and any prospective purchaser of such Units, Notes or Warrants from such beneficial owner, the information required by Rule 144A(d)(4) under the Act.

            (l) To cause the Exchange Offer to be made in the appropriate form to permit registered Exchange Notes to be offered in exchange for the Notes and to comply with all applicable federal and state securities laws in connection with the Exchange Offer.

            (m) To comply with all of its agreements set forth in the Registration Rights Agreement, the Warrant Registration Rights Agreement and all agreements set forth in the representation letters of the Company to DTC relating to the approval of the Securities by DTC for "book-entry" transfer.

            (n) To use its best efforts to obtain approval of the Securities by DTC for "book-entry" transfer.

            (o) During a period of five years following the Closing Date, to deliver without charge to each of the Initial Purchasers, as they may reasonably request, promptly upon their becoming available, copies of (i) all reports or other publicly available information that the Company shall mail or otherwise make available to its securityholders and (ii) all reports, financial statements and proxy or information statements filed by the Company with the Commission or any national securities exchange and such other publicly available information concerning the Company or its subsidiaries, if any, including without limitation, press releases.

            (p) Prior to the Closing Date, to furnish to each of the Initial Purchasers, as soon as they have been prepared in the ordinary course by the Company, copies of any unaudited interim financial statements for any period subsequent to the periods covered by the financial statements appearing in the Offering Memorandum.

            (q) Not to take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities. Except as permitted by the Act, the Company will not distribute any (i) preliminary offering memorandum, including, without limitation, the Preliminary Offering Memorandum, (ii) offering memorandum, including, without limitation, the Offering Memorandum, or (iii) other offering material in connection with the offering and sale of the Securities.

            (r) To perform all things required or necessary to be done and performed under this Agreement prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Securities.

            (s) To reserve and continue to reserve as long as any Warrants are outstanding, a sufficient number of shares of Common Stock for issuance upon exercise of the Warrants.

      5. Representations and Warranties. (a) The Company represents and warrants to the Initial Purchasers that:

            (i) The Preliminary Offering Memorandum and the Offering Memorandum do not, and any supplement or amendment to them will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph shall not apply to statements in or omissions from the Preliminary Offering Memorandum and the Offering Memorandum (or any supplement or amendment thereto) made in reliance upon and in conformity with information relating to the Initial Purchasers furnished to the Company in writing by or on behalf of the Initial Purchaser expressly for use therein. No stop order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued.

            (ii) When the Units, the Notes and the Warrants are issued and delivered pursuant to this Agreement, no Unit, Note or Warrant will be of the same class (within the meaning of Rule 144A under the Act) as securities of the Company that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

            (iii) The Company (A) has been duly incorporated, is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation, (B) has all requisite corporate power and authority to carry on its business as it is currently being conducted and as described in the Offering Memorandum and to own, lease and operate its properties and (C) is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification except, with respect to this clause (C), where the failure of the Company to be so qualified or in good standing does not and could not reasonably be expected to individually or in the aggregate, result in a material adverse effect on the assets, liabilities, business, results of operations, condition (financial or otherwise), cash flows, affairs or prospects of the Company or on the Company's ability to issue the Securities (a "Material Adverse Effect").

            (iv) The Company has no direct or indirect subsidiaries as of the Closing Date.

            (v) All of the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights. The Company has an authorized and outstanding consolidated capitalization as set forth in the Offering Memorandum under the caption "Capitalization."

            (vi) Except as disclosed in the Offering Memorandum, there are not currently, and will not be as a result of the Offering, any outstanding subscriptions, rights, warrants, calls, commitments of sale or options to acquire, or instruments convertible into or exchangeable for, any capital stock or other equity interest of the Company (collectively, "Equity Rights"). The issuance of the Units, the Notes and the Warrants, and the Warrant Shares upon exercise of the Warrants, will not result in an adjustment to the exercise price or number of shares issuable upon the exercise of such Equity Rights.

            (vii) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under each of this Agreement, the Indenture, the Warrant Agreement, the Registration Rights Agreement, the Warrant Registration Rights Agreement and the other Operative Documents and to consummate the transactions contemplated hereby and thereby, including, without limitation, the corporate power and authority to issue, sell and deliver the Securities as provided herein and therein.

            (viii) This Agreement has been duly and validly authorized, executed and delivered by Company and is the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

            (ix) The Indenture has been duly and validly authorized by the Company and, when duly executed and delivered by the Company, will be the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. On the Closing Date, the Indenture will conform, in all material respects, to the requirements of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder. The Offering Memorandum contains a summary of the terms of the Indenture, which is accurate in all material respects.

            (x) The Units have been duly and validly authorized by the Company. The Notes have been duly and validly authorized for issuance and sale to the Initial Purchasers by the Company pursuant to this Agreement and, when issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof and thereof, will be the legal, valid and binding obligations of the Company. The description of the Notes in the Offering Memorandum is accurate in all material respects.

            (xi) The Exchange Notes have been duly and validly authorized for issuance by the Company and, when issued and authenticated in accordance with the terms of the Exchange Offer and the Indenture, will be the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The description of the Exchange Notes in the Offering Memorandum is accurate in all material respects.

            (xii) The Registration Rights Agreement has been duly and validly authorized by the Company and, when duly executed and delivered by the Company, will be the legal, valid and binding obligation of the Company. The description of the Registration Rights Agreement in the Offering Memorandum is accurate in all material respects.

            (xiii) The Warrant Agreement has been duly and validly authorized by the Company and, when duly executed and delivered by the Company, will be the legal, valid and binding obligation of the Company. The description of the Warrant Agreement in the Offering Memorandum is accurate in all material respects.

            (xiv) The Warrants have been duly and validly authorized for issuance and sale to the Initial Purchasers by the Company pursuant to this Agreement and, when issued and countersigned in accordance with the terms of the Warrant Agreement and delivered against payment therefor in accordance with the terms hereof and thereof, will be the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Warrant Agreement, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The description of the Warrants in the Offering Memorandum is accurate in all material respects.

            (xv) The Warrants are exercisable into Warrant Shares in accordance with the terms of the Warrant Agreement. The Warrant Shares have been duly authorized for issuance by the Company and, when issued and paid for upon exercise of the Warrants in accordance with the terms thereof, will be validly issued, fully paid and nonassessable, free of any preemptive or similar rights.

            (xvi) The Warrant Registration Rights Agreement has been duly and validly authorized by the Company and, when duly executed and delivered by the Company, will be the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The description of the Warrant Registration Rights Agreement in the Offering Memorandum is accurate in all material respects.

            (xvii) The Company is not and, after giving effect to the Offering will not be (A) in violation of its charter or bylaws, (B) in default in the performance of any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties is subject, which singly or in the aggregate, could reasonably be expected to have a Material Adverse Effect, or (C) in violation of any local, state, federal or foreign law, statute, ordinance, rule, regulation, requirement, judgment or court decree (including, without limitation, the Communications Act of 1934, as amended by the Telecommunications Act of 1996 (the "Telecommunications Act"), and the rules and regulations of the Federal Communications Commission (the "FCC"), the Department of Commerce (the "DoC"), the National Telecommunications and Information Administration (the "NTIA") and the International Telecommunications Union ("ITU") and environmental laws, statutes, ordinances, rules, regulations, judgments or court decrees) applicable to the Company or any of its assets or properties (whether owned or leased), which singly or in the aggregate, could reasonably be expected to have a Material Adverse Effect. To the best knowledge of the Company, there exists no condition that, with notice, the passage of time or otherwise, would constitute a default under any such document or instrument.

            (xviii) None of (A) the execution, delivery or performance by the Company of this Agreement and the other Operative Documents, (B) the issuance and sale of the Securities and (C) consummation by the Company of the transactions contemplated by the Operative Documents or the Offering Memorandum described under the captions "Use of Proceeds" and "Related Party Transactions," violates, conflicts with or constitutes a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under, or result in the imposition of a lien or encumbrance on any properties of the Company, or an acceleration of any indebtedness of the Company pursuant to, (i) the charter or bylaws of the Company, (ii) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which it or its property is or may be bound, (iii) any local, state, federal or foreign law, statute, ordinance, rule, regulation or requirement (including, without limitation, the Telecommunications Act and the rules and regulations of the FCC, the DoC, the NTIA and the ITU, environmental laws, statutes, ordinances, rules or regulations) applicable to the Company, or any of its assets or properties or (iv) any judgment, order or decree of any court or governmental agency or authority having jurisdiction over the Company or any of its assets or properties. Other than as described in the Offering Memorandum, no consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, (A) any court or governmental agency, body or administrative agency (including, without limitation, the FCC, the DoC, the NTIA and the ITU) or (B) any other person is required for (1) the execution, delivery and performance by the Company of this Agreement and the other Operative Documents or (2) the issuance and sale of the Securities and the transactions contemplated hereby and thereby, except such as have been obtained and made on or prior to the Closing Date (or, in the case of the Registration Rights Agreement and the Warrant Registration Rights Agreement, will be obtained and made) under the Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and state securities or Blue Sky laws and regulations or such as may be required by the NASD.

            (xix) There is (A) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the knowledge of the Company, threatened or contemplated to which the Company is or may be a party or to which the business, assets or property of the Company is subject, (B) no local, state, federal or foreign law, statute, ordinance, rule, regulation, requirement, judgment or court decree (including, without limitation, the Telecommunications Act and the rules and regulations of the FCC, the DoC, the NTIA and the ITU) or order that has been enacted, adopted or issued by any governmental agency or that has been proposed by any governmental body or (C) no injunction, restraining order or order of any nature by a federal or state court or foreign court of competent jurisdiction to which the Company is or may be subject or to which the business, assets, or property of the Company is or may be subject, that, in the case of clauses
      (A), (B) and (C) above, (1) is required to be disclosed in the Preliminary Offering Memorandum or the Offering Memorandum and that is not so disclosed, or (2) could reasonably be expected to result in a Material Adverse Effect.

            (xx) No action has been taken and no local, state, federal or foreign law, statute, ordinance, rule, regulation, order, requirement, judgment or court decree has been enacted, adopted or issued by any governmental agency that prevents the issuance of the Securities or prevents or suspends the use of the Offering Memorandum; no injunction, restraining order or order of any nature by a federal, state or foreign court of competent jurisdiction has been issued that prevents the issuance of the Securities or prevents or suspends the sale of the Securities in any jurisdiction referred to in Section 4(e) hereof; and the Company has complied with every request of any securities authority or agency of any jurisdiction for additional information.

            (xxi) There is (i) no unfair labor practice complaint pending or, to the knowledge of the Company, threatened against the Company, before the National Labor Relations Board, or any state or local labor relations board or any foreign labor relations board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending or, to the knowledge of the Company, threatened against the Company, (ii) no significant strike, labor dispute, slowdown or stoppage pending or, to the knowledge of the Company, threatened against the Company, and (iii) no union representation question existing with respect to the employees of the Company. To the knowledge of the Company, no collective bargaining organizing activities are taking place with respect to the Company. The Company has not violated (A) any federal, state or local law or foreign law relating to discrimination in hiring, promotion or pay of employees, (B) any applicable wage or hour laws, or (C) any provision of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules and regulations thereunder.

            (xxii) The Company has not violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), lacks any permit, license or other approval required of it under applicable Environmental Laws, or is violating any term or condition of such permit, license or approval which could reasonably be expected to have a Material Adverse Effect. There is no alleged liability or potential liability (including, without limitation, alleged or potential liability or investigatory costs, cleanup costs, governmental response costs, natural resource damages, property damages, personal injuries or penalties) of the Company arising out of, based on or resulting from (a) the presence or release into the environment of any Hazardous Material (as defined) at any location, whether or not owned by the Company, or (b) any violation or alleged violation of any Environmental Law, which alleged or potential liability is required to be disclosed in the Offering Memorandum, other than as disclosed therein, or could reasonably be expected to have a Material Adverse Effect. The term "Hazardous Material" means (i) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (ii) any "hazardous waste" as defined by the Resource Conservation and Recovery Act, as amended, (iii) any petroleum or petroleum product, (iv) any polychlorinated biphenyl, and (v) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other law relating to protection of human health or the environment or imposing liability or standards of conduct concerning any such chemical material, waste or substance.

            (xxiii) The Company has (i) good and marketable title to all of the properties and assets described in the Offering Memorandum as owned by it, free and clear of all liens, charges, encumbrances and restrictions (except for Permitted Liens and taxes not yet payable), (ii) peaceful and undisturbed possession under all leases to which any of them is a party as lessee, (iii) except as disclosed in the Offering Memorandum, all licenses, certificates, permits, authorizations, approvals, franchises and other rights from, and has made all declarations and filings with, all federal, foreign, state and local authorities (including, without limitation, the FCC, the DoC, the NTIA and the ITU), all self-regulatory authorities and all courts and other tribunals (each an "Authorization") necessary to engage in the business conducted by any of them in the manner described in the Offering Memorandum, and (iv) no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such Authorization. All such Authorizations are valid and in full force and effect and the Company is in compliance with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities having jurisdiction with respect thereto, except where the failure to so comply would not have a Material Adverse Effect. All leases to which the Company is a party are valid and binding and no default by the Company has occurred and is continuing thereunder and no defaults by the landlord are existing under any such lease, except such defaults that could not reasonably be expected to have a Material Adverse Effect. The Company is using its reasonable best efforts to obtain all Authorizations (including, but not limited to an FCC license and a DoC License, or amendments thereto) with respect to the high-resolution satellites described in the Offering Memorandum.

            (xxiv) The Company owns, possesses or has the right to employ all patents, patent rights, intellectual property licenses, including the OrbView-2 License (as defined in the Offering Memorandum), inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, software, systems or procedures), trademarks, service marks and trade names, inventions, computer programs, technical data and information (collectively, the "Intellectual Property") employed by the Company in connection with its business, free and clear of and without violating any right, claimed right, charge, encumbrance, pledge, security interest, restriction or lien of any kind of any other person, except where the failure to own, possess or have the right to employ such Intellectual Property would not have a Material Adverse Effect. The Company has not infringed and is not infringing with asserted rights of others with respect to any such Intellectual Property, except infringements that would not have a Material Adverse Effect, and the Company has not received notice of the infringement of asserted rights of others with respect to any such Intellectual Property.

            (xxv) None of the Company or any of its officers, directors, partners, employees, agents or affiliates or any other person acting on behalf of the Company, has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, official or employee of any governmental agency (domestic or foreign), instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is or may be in a position to help or hinder the business of the Company (or assist the Company in connection with any actual or proposed transaction) which (i) might subject the Company, or any other individual or entity to any damage or penalty in any civil, criminal or governmental litigation or proceeding (domestic or foreign), (ii) if not given in the past, could reasonably be expected to have had a Material Adverse Effect on the assets, business or operations of the Company or (iii) if not continued in the future, could reasonably be expected to have a Material Adverse Effect.

            (xxvi) All material tax returns required to be filed by the Company in all jurisdictions have been so filed. All taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities or that are due and payable have been paid, except to the extent such taxes are (A) currently payable without penalty or interest or (B) being contested in good faith and for which adequate reserves have been provided. To the knowledge of the Company, there are no material proposed additional tax assessments against the Company or the assets or property of the Company.

            (xxvii) The Company is not, and after giving effect to the Offering will not be, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act").

            (xxviii) Except as set forth in the Offering Memorandum with respect to the holders of Series A Preferred Stock, there are no holders of securities of the Company who, by reason of the execution by the Company of this Agreement or any other Operative Document to which it is a party or the consummation by the Company of the transactions contemplated hereby and thereby, have the right to request or demand that the Company register any of its securities under the Act or analogous foreign laws and regulations.

            (xxix) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect thereto.

            (xxx) The Company maintains insurance covering its properties, operations, personnel and businesses, and will maintain insurance as required by the Indenture. Such insurance insures against such losses and risks as are consistent with industry practice to protect the Company and its business. The Company has not received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance. All such insurance is outstanding and duly in force on the date hereof.

            (xxxi) The Company has not (i) taken, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Units, the Notes or the Warrants or (ii) except as set forth in the Offering Memorandum with respect to the Series A Offering, since the date of the Preliminary Offering Memorandum (A) sold, bid for, purchased or paid any person any compensation for soliciting purchases of, the Units, the Notes or the Warrants or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

            (xxxii) No registration under the Act of the Units, the Notes or the Warrants is required for the sale of the Units to the Initial Purchasers as contemplated hereby or for the Exempt Resales assuming (i) that the purchasers who buy the Units in the Exempt Resales are either Eligible Purchasers and (ii) the accuracy of the Initial Purchasers' representations regarding the absence of general solicitation in connection with the sale of Units to the Initial Purchasers and the Exempt Resales contained herein. No form of general solicitation or general advertising was used by the Company or any of its representatives (other than the Initial Purchasers, as to which the Company makes no representation or warranty) in connection with the offer and sale of any of the Securities in connection with Exempt Resales, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Securities have been issued and sold by the Company within the six-month period immediately prior to the date hereof.

            (xxxiii) Except as set forth on Schedule 5(xxxiii), there are no employee pension or benefit plan with respect to which the Company or any corporation considered an affiliate of the Company within the meaning of
      Section 407(d)(7) of ERISA (an "ERISA Affiliate") is a party in interest or disqualified person. The execution and delivery of this Agreement, the other Operative Documents and the sale of the Units to be purchased by the Eligible Purchasers will not involve any prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986. The representation made by the Company in the preceding sentence is made in reliance upon and subject to the accuracy of, and compliance with, the representations and covenants made or deemed made by the Eligible Purchasers, as set forth in the Offering Memorandum under the caption "Notice to Investors."

            (xxxiv) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date, and each amendment or supplement thereto, as of its date, contains the information specified in, and meets the requirements of, Rule 144A(d)(4) under the Act.

            (xxxv) Subsequent to the respective dates as of which information is given in the Offering Memorandum and up to the Closing Date, and except as set forth in the Offering Memorandum, (A) the Company has not entered into any amendment to or agreed to any modification of the Orbital Agreements, the Stock Purchase Agreement or the Stockholders' Agreement, (B) the Company has not incurred any liabilities or obligations, direct or contingent, which are or will be material, individually or in the aggregate, to the Company, nor entered into any transaction not in the ordinary course of business, (C) there has not been, singly or in the aggregate, any change or development which could reasonably be expected to result in a Material Adverse Effect, and (D) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of capital stock.

            (xxxvi) None of the execution, delivery and performance of this Agreement, the issuance and sale of the Securities, the application of the proceeds from the issuance and sale of the Securities and the consummation of the transactions contemplated thereby as set forth in the Offering Memorandum, will violate Regulations G, T, U or X promulgated by the Board of Governors of the Federal Reserve System or analogous foreign laws and regulations.

            (xxxvii) The accountants who have certified or will certify the financial statements included or to be included as part of the Offering Memorandum are independent accountants as required by the Act. The historical financial statements of the Company, together with related notes thereto, comply as to form with the requirements applicable to registration statements on Form S-4 under the Act, and the historical financial statements of the Company present fairly the financial position and results of operations of the Company at the dates and for the periods indicated. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods presented except as noted therein. The other financial and statistical information and data included in the Offering Memorandum derived from the historical financial statements are accurately presented and prepared on a basis consistent with the historical financial statements included in the Offering Memorandum and the books and records of the Company.

            (xxxviii) The Company does not intend to, nor does it believe that it will, incur debts beyond its ability to pay such debts as they mature. Upon the issuance of the Units, the present fair saleable value of the assets of the Company will exceed the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of the Company as they become absolute and matured. Upon the issuance of the Units, the assets of the Company will not constitute unreasonably small capital to carry out its businesses as now conducted, including the capital needs of the Company, taking into account the projected capital requirements and capital availability.

            (xxxix) Except pursuant to this Agreement, there are no contracts, agreements or understandings between the Company and any other person that would give rise to a valid claim against the Company or either of the Initial Purchasers for a brokerage commission, finder's fee or like payment in connection with the issuance, purchase and sale of the Securities.

            (xl) The Company has complied with all provisions of Section 517.075, Florida Statutes, relating to doing business with the Government of Cuba or with any affiliate located in Cuba.

            (xli) There exist no conditions that would constitute a default (or an event which with notice or the lapse of time, or both, would constitute a default) under any of the Operative Documents or any of the documents relating to the Series A Preferred Stock.

            (xlii) Except as disclosed in the Offering Memorandum, there are no business relationships or related party transactions required to be disclosed therein pursuant to Item 404 of Regulation S-K of the Commission (assuming for purposes of this subparagraph that Regulation S-K is applicable to the Offering Memorandum).

            (xliii) Prior to the effectiveness of any Registration Statement, the Indenture is not required to be qualified under the Trust Indenture Act.

            (xliv) Each certificate signed by any officer of the Company and delivered to the Initial Purchasers or counsel for the Initial Purchasers pursuant to this Agreement shall be deemed to be a representation and warranty by the Company to the Initial Purchasers as to the matters covered thereby.

            (xlv) The data relating to market size included in the Offering Memorandum is based on or derived from sources that the Company believes to be reliable and accurate in all material respects.

      The Company acknowledges that each of the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to
Section 8 hereof, counsel to the Company and counsel to the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

            (b) Each of the Initial Purchasers, severally and not jointly, represents, warrants and covenants to the Company and agrees that:

            (i) Offers and Sales only to Institutional Accredited Investors or Qualified Institutional Buyers. Offers and sales of the Securities shall be made only to Eligible Purchasers. Each Initial Purchaser agrees that it will not offer, sell or deliver any of the Securities in any jurisdiction outside the United States except under circumstances that will result in compliance with the applicable laws thereof, and that it will take at its own expense whatever action is required to permit its purchase and resale of the Securities in such jurisdictions.

            (ii) No General Solicitation. No general solicitation or general advertising (within the meaning of Rule 502(c) under the 1933 Act) will be used in the United States in connection with the offering or sale of the Securities.

            (iii) Purchases by Non-Bank Fiduciaries. In the case of a non-bank Eligible Purchaser of a Security acting as a fiduciary for one or more third parties, each third party shall, in the judgment of the applicable Initial Purchaser, be an Eligible Purchaser.

            (iv) Subsequent Purchaser Notification. Each Initial Purchaser will take reasonable steps to inform, and cause each of its U.S. affiliates to take reasonable steps to inform, persons acquiring Securities from such Initial Purchaser or affiliate, as the case may be, in the United States that the Securities (A) have not been and will not be registered under the Securities Act, (B) are being sold to them without registration under the Securities Act in reliance on Rule 144A or in accordance with another exemption from registration under the Securities Act, as the case may be, and (C) may not be offered, sold or otherwise transferred except (1) to the Company, (2) outside the United States in accordance with Regulation S or (3) inside the United States in accordance with (x) Rule 144A to a person whom the Seller reasonably believes is a QIB that is purchasing such Securities for its own account or for the account of a QIB to whom notice is given that the offer, sale or transfer is being made in reliance on Rule 144A or (y) pursuant to another available exemption from registration under the 1933 Act.

            (v) Minimum Principal Amount. No sale of the Securities to any one Eligible Purchaser will be for less than U.S. $100,000 principal amount and no Security will be issued in a smaller principal amount. If the Eligible Purchaser is a non-bank fiduciary acting on behalf of others, each of the persons for whom it is acting must purchase at least U.S. $100,000 principal amount of the Securities.

            (vi) Restrictions on Transfer. The transfer restrictions and the other provisions set forth in the Offering Memorandum under the heading "Notice to Investors," including the legend required thereby, shall apply to the Securities except as otherwise agreed by the Company and the Initial Purchasers.

            (vii) Delivery of Offering Memorandum. Each Initial Purchaser will deliver to each purchaser of the Securities from such Initial Purchaser, in connection with its original distribution of the Securities, a copy of the Offering Memorandum, as amended and supplemented at the date of such delivery.

      The Initial Purchasers understand that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 8 hereof, counsel for the Company and counsel for the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

      6. Indemnification.

            (a) The Company agrees to indemnify and hold harmless (i) each of the Initial Purchasers, (ii) each person, if any, who controls either of the Initial Purchasers within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (iii) the respective officers, directors, partners, employees, representatives and agents of each of the Initial Purchasers or any controlling person to the fullest extent lawful, from and against any and all losses, liabilities, claims, damages and expenses whatsoever (including but not limited to reasonable attorneys' fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to either of the Initial Purchasers furnished to the Company in writing by or on behalf of such Initial Purchaser expressly for use therein; provided, further, that such indemnity with respect to the Preliminary Offering Memorandum shall not inure to the benefit of either Initial Purchaser (or any persons controlling such Initial Purchaser) from whom the person asserting such loss, claim, damage or liability purchased the Units which are the subject thereof if such person did not receive a copy of the Offering Memorandum (or the Offering Memorandum as amended or supplemented) at or prior to the confirmation of the sale of such Units to such person (and the Offering Memorandum or any such amended or supplemented Offering Memorandum, as applicable, shall have been delivered by the Company to such Initial Purchaser a reasonable amount of time prior to the mailing or delivery, as applicable, of such confirmation) and any such untrue statement or omission or alleged untrue statement or omission of a material fact contained in such Preliminary

Offering Memorandum was corrected in the Offering Memorandum (or the Offering Memorandum as amended or supplemented). This indemnity agreement will be in addition to any liability which the Company may otherwise have, including under this Agreement.

            (b) Each of the Initial Purchasers, severally and not jointly, agrees to indemnify and hold harmless (i) the Company, (ii) each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, and (iii) the officers, directors, partners, employees, representatives and agents of the Company against any losses, liabilities, claims, damages and expenses whatsoever (including but not limited to reasonable attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to such Initial Purchaser furnished to the Company in writing by or on behalf of such Initial Purchaser expressly for use therein; provided, however, that in no case shall either of the Initial Purchasers be liable or responsible for any amount in excess of the discounts and commissions received by such Initial Purchaser, as set forth on the cover page of the Offering Memorandum.

            (c) Promptly after receipt by an indemnified party under subsection
(a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may otherwise have). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to take charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying party or parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of counsel shall be borne by the indemnifying parties; provided, however, that the indemnifying party under subsection (a) or
(b) above shall only be liable for the legal expenses of one counsel (in addition to any local counsel) for all indemnified parties in each jurisdiction in which any claim or action is brought. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its prior written consent, provided that such consent was not unreasonably withheld.

      7. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 6 is for any reason held to be unavailable to or is insufficient to hold harmless a party indemnified thereunder, each indemnifying party shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company, any contribution received by the Company from persons, other than the Initial Purchasers, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act) to which the Company and such Initial Purchaser may be subject, in such proportion as is appropriate to reflect the relative benefits received by the Company, on one hand, and such Initial Purchaser, on the other hand, from the offering of the Units or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 6, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company, on one hand, and such Initial Purchaser, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, on one hand, and each Initial Purchaser, on the other hand, shall be deemed to be in the same proportion as (i) the total proceeds from the offering of Units (net of discounts but before deducting expenses) received by the Company and (ii) the discounts and commissions received by such Initial Purchaser, respectively, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault of the Company, on one hand, and of each Initial Purchaser, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or such Initial Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to above. Notwithstanding the provisions of this Section 7, (i) in no case shall either of the Initial Purchasers be required to contribute any amount in excess of the amount by which the discounts and commissions applicable to the Units purchased by such Initial Purchaser pursuant to this Agreement exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, (A) each person, if any, who controls either of the Initial Purchasers within the meaning of
Section 15 of the Act or Section 20(a) of the Exchange Act and (B) the respective officers, directors, partners, employees, representatives and agents of each of the Initial Purchasers or any controlling person shall have the same rights to contribution as such Initial Purchaser, and (A) each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (B) the respective officers, directors, partners, employees, representatives and agents of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of this Section 7. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 7, notify such party or parties from whom contribution may be sought, but the failure to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 7 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its prior written consent, provided that such written consent was not unreasonably withheld.

      8. Conditions of Initial Purchasers' Obligations. The obligations of the Initial Purchasers to purchase and pay for the Units, as provided herein, shall be subject to the satisfaction of the following conditions:

            (a) All of the representations and warranties of the Company contained in this Agreement shall be true and correct on the date hereof and on the Closing Date with the same force and effect as if made on and as of the date hereof and the Closing Date, respectively. The Company shall have performed or complied with all of the agreements herein contained and required to be performed or complied with by it at or prior to the Closing Date.

            (b) The Offering Memorandum shall have been printed and copies distributed to the Initial Purchasers as promptly as practicable on the day following the date of this Agreement or at such later date and time as to which the Initial Purchasers may agree, and no stop order suspending the qualification or exemption from qualification of the Units in any jurisdiction referred to in Section 4(e) shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

            (c) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, prevent the issuance of the Units; no action, suit or proceeding shall have been commenced and be pending or threatened against or affecting the Company before any court or arbitrator or any governmental body, agency or official that, if adversely determined, would result in a Material Adverse Effect; and no stop order shall have been issued preventing the use of the Offering Memorandum, or any amendment or supplement thereto, or which could reasonably be expected have a Material Adverse Effect on the Company.

            (d) Since the dates as of which information is given in the Offering Memorandum, (i) there shall not have been any material adverse change, or any development that is reasonably likely to result in a material adverse change, in the capital stock or the long-term debt, or increase in the short-term debt, of the Company from that set forth in the Offering Memorandum, (ii) no dividend or distribution of any kind shall have been declared, paid or made by the Company on any class of its capital stock, and (iii) the Company shall not have incurred any liabilities or obligations, direct or contingent, that are material, individually or in the aggregate, to the Company, and that are required to be disclosed on a balance sheet or notes thereto in accordance with generally accepted accounting principles and are not disclosed on the latest balance sheet or notes thereto included in the Offering Memorandum. Since the date hereof and since the dates as of which information is given in the Offering Memorandum, there shall not have occurred any Material Adverse Effect.

            (e) The Initial Purchasers shall have received certificates, dated the Closing Date, signed on behalf of the Company, in form and substance satisfactory to the Initial Purchasers, confirming, as of the Closing Date, the matters set forth in paragraphs (a), (b), (c) and (d) of this Section 8 and that, as of the Closing Date, the obligations of the Company to be performed hereunder on or prior thereto have been duly performed.

            (f) The Initial Purchasers shall have received on the Closing Date an opinion, dated the Closing Date, (i) of Latham & Watkins, counsel for the Company and (ii) of Susan Herlick, Esquire, general counsel for the Company; each in form and substance satisfactory to the Initial Purchasers and counsel for the Initial Purchasers, covering such matters as are customarily covered in such opinions.

            (g) The Initial Purchasers shall have received on the Closing Date an opinion, dated the Closing Date, of Halprin, Temple, Goodman and Sugrue, in form and substance satisfactory to the Initial Purchasers and counsel for the Initial Purchasers, covering such matters as are customarily covered in such opinions.

            (h) At the time this Agreement is executed and at the Closing Date, the Initial Purchasers shall have received from KPMG Peat Marwick, independent public accountants, dated as of the date of this Agreement and as of the Closing Date, customary comfort letters addressed to the Initial Purchasers and in form and substance satisfactory to the Initial Purchasers and counsel for the Initial Purchasers with respect to the financial statements and certain financial information of the Company contained in the Offering Memorandum and/or incorporated therein by reference.

            (i) The Initial Purchasers shall have received an opinion, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, of Fried, Frank, Harris, Shriver & Jacobson, counsel for the Initial Purchasers, covering such matters as are customarily covered in such opinions.

            (j) Fried, Frank, Harris, Shriver & Jacobson shall have been furnished with such documents, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 8 and in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions herein contained.

            (k) Prior to the Closing Date, the Company shall have furnished to the Initial Purchasers such further information, certificates and documents as the Initial Purchasers may reasonably request.

            (l) The Company and the Trustee shall have entered into the Indenture and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

            (m) The Company shall have entered into the Registration Rights Agreement and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

            (n) The Company shall have entered into the Warrant Registration Rights Agreements and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

            (o) The Company shall have entered into the Pledge Agreement and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

            (p) The Company shall have given irrevocable instructions to purchase the Pledged Securities and deposit the Pledged Securities into the Pledge Account, and the Initial Purchasers shall have received the written opinion of a firm of nationally recognized independent certified accountants, in form and substance satisfactory to the Initial Purchasers, to the effect that the Pledged Securities, upon receipt of scheduled interest and principal payments thereon, are sufficient to provide for the payment in full of the first four scheduled interest payments due on the Notes.

            (q) There shall not have been any announcement by any "nationally recognized statistical rating organization," as defined for purposes of Rule 463(g) under the Securities Act, that (i) it is downgrading its rating assigned to any class of securities of the Company or (ii) it is reviewing its rating assigned to any class of securities of the Company with a view to possible downgrading, or with negative implications, or direction not determined.

            (r) The Units shall have been approved for trading on PORTAL.

            (s) Not later than the Closing Date, the Series A Offering shall have been completed, upon the terms described in the Offering Memorandum.

      All opinions, certificates, letters and other documents required by this
Section 8 to be delivered by the Company will be in compliance with the provisions hereof only if they are satisfactory in form and substance to the Initial Purchasers. The Company shall furnish the Initial Purchasers with such conformed copies of such opinions, certificates, letters and other documents as they shall reasonably request.

      9. Initial Purchasers' Information. The Company acknowledges that the statements with respect to the offering of the Units set forth in the first sentence of the last paragraph of text on the cover page, the last paragraph appearing on page iv of the Offering Memorandum and the sixth paragraph under the caption "Plan of Distribution" in the Offering Memorandum constitute the only information relating to any of the Initial Purchasers furnished to the Company in writing by or on behalf of any of the Initial Purchasers expressly for use in the Offering Memorandum.

      10. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Initial Purchasers and the Company contained in this Agreement, including the agreements contained in Sections 4(f) and 11(d), the indemnity agreements contained in Section 6 and the contribution agreements contained in Section 7, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of either of the Initial Purchasers, any controlling person thereof, or by or on behalf of the Company or any controlling person thereof, and shall survive delivery of and payment for the Units to and by the Initial Purchasers. The representations contained in Section 5 and the agreements contained in Sections 4(f), 6, 7 and 11(d) shall survive the termination of this Agreement, including any termination pursuant to Section 11.

      11. Effective Date of Agreement; Termination.

            (a) This Agreement shall become effective upon execution and delivery of a counterpart hereof by each of the parties hereto.

            (b) The Initial Purchasers shall have the right to terminate this Agreement at any time prior to the Closing Date by notice to the Company from the Initial Purchasers, without liability (other than with respect to Sections 6 and 7) on the Initial Purchasers' part to the Company if, on or prior to such date, (i) the Company shall have failed, refused or been unable to perform any agreement in any material respect on their part to be performed hereunder, (ii) any other condition to the obligations of the Initial Purchasers hereunder as provided in Section 8 is not fulfilled when and as required in any material respect], (iii) in the reasonable judgment of the Initial Purchasers, any Material Adverse Effect shall have occurred since the respective dates as of which information is given in the Offering Memorandum, other than as set forth in the Offering Memorandum, or (iv)(A) any domestic or international event or act or occurrence has disrupted, or in the opinion of the Initial Purchasers will in the immediate future materially disrupt, the market for the Company's securities or for securities in general; (B) trading in securities generally on the New York or American Stock Exchange, or the Nasdaq National Market, shall have been suspended or materially limited, or minimum or maximum prices for trading shall have been established, or maximum ranges for prices for securities shall have been required, on such exchange, or by such exchange or other regulatory body or governmental authority having jurisdiction; (C) a banking moratorium shall have been declared by federal or state authorities, or a moratorium in foreign exchange trading by major international banks or persons shall have been declared; (D) there is an outbreak or escalation of armed hostilities involving the United States on or after the date hereof, or if there has been a declaration by the United States of a national emergency or war, the effect of which shall be, in the Initial Purchasers' reasonable judgment, to make it inadvisable or impracticable to proceed with the offering or delivery of the Units on the terms and in the manner contemplated in the Offering Memorandum; or (E) there shall have been such a material adverse change in general economic, political or financial conditions or if the effect of international conditions on the financial markets in the United States shall be such as, in the Initial Purchasers' reasonable judgment, makes it inadvisable or impracticable to proceed with the delivery of the Units as contemplated hereby.

            (c) Any notice of termination pursuant to this Section 11 shall be by telephone or telephonic facsimile and, in either case, confirmed in writing by letter.

            (d) If this Agreement shall be terminated pursuant to any of the provisions hereof (otherwise than pursuant to clause (iii) or (iv) of Section 11(b), in which case each party will be responsible for its own expenses), the Company shall reimburse the Initial Purchasers for all out-of-pocket expenses (including the reasonable fees and expenses of the Initial Purchasers' counsel), reasonably incurred by the Initial Purchasers in connection herewith.

      12. Notice. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, if sent to the Initial Purchasers shall be mailed, delivered, telecopied and confirmed in writing or sent by a nationally recognized overnight courier service guaranteeing delivery on the next business day to Bear, Stearns & Co. Inc., 245 Park Avenue, New York, NY 10167, Attention: Corporate Finance Department, telecopy number: (212) 272-3092, with a copy to Fried, Frank, Harris, Shriver & Jacobson, 1001 Pennsylvania Avenue, N.W., Suite 800, Washington, DC 20004, Attention: Stephen
I. Glover, telecopy number: (202) 639-7008; and if sent to the Company, shall be mailed, delivered, telecopied and confirmed in writing or sent by a nationally recognized overnight courier service guaranteeing delivery on the next business day to Orbital Imaging Corporation, 21700 Atlantic Boulevard, Dulles, VA 20166,
Attention: Susan Herlick, General Counsel, telecopy number: (703) 406-5552, with a copy to Latham & Watkins, 1001 Pennsylvania Ave., NW, Suite 800, Washington, DC 20004, Attention:
Michael A. Bell, telecopy number: (202) 637-2201.

      13. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Initial Purchasers and the Company and the controlling persons and agents referred to in Sections 6 and 7, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Units, Notes or Warrants from the Initial Purchasers.

      14. Construction. This Agreement shall be construed in accordance with the internal laws of the State of New York. TIME IS OF THE ESSENCE IN THIS AGREEMENT.

      15. Captions. The captions included in this Agreement are included solely for convenience of reference and are not to be considered a part of this Agreement.

      16. Counterparts. This Agreement may be executed in various counterparts which together shall constitute one and the same instrument.


                           [Signature Page to Follow]

      If the foregoing correctly sets forth the understanding among the Initial Purchasers and the Company please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                                    Very truly yours,

                                    ORBITAL IMAGING CORPORATION


                                    By:   ____________________________
                                          Name:
                                          Title:

Accepted and agreed to as of
the date first above written:


BEAR, STEARNS & CO. INC.


By:   _______________________
      Name:
      Title:


MERRILL LYNCH, PIERCE, FENNER & SMITH
                  INCORPORATED


By:   _______________________
      Name:
      Title:


NATIONSBANC MONTGOMERY SECURITIES LLC


By:   _______________________
      Name:
      Title:

                                   SCHEDULE I

                                 SCHEDULE 5(vi)

                               SCHEDULE 5(xxxiii)


                                   401(k) plan